DISCONTINUED OPERATIONS	12 Months Ended
Dec. 31, 2012
DISCONTINUED OPERATIONS

5.	DISCONTINUED OPERATIONS

In connection with its strategic planning process, the Company assesses its operations for market position, product technology and capability, and profitability. Those businesses not core to the Company’s long-term portfolio may be considered for divestiture.

Operating results related to the Company’s discontinued operations are as follows:

	Year Ended December 31
	2012	2011	2010
	(Millions of Dollars,

Net sales	$74	$94	$82
Cost of products sold	(82)	(94)	(81)

Gross margin	(8)	—	1

Selling, general and administrative expenses	(6)	(6)	(5)
Adjustment of assets to fair value	(7)	—	—
Other expense, net	—	(2)	(1)

Loss before income taxes	(21)	(8)	(5)
Income tax expense	—	—	—

Loss from discontinued operations, net of income taxes	$(21)	$(8)	$(5)